Basic and diluted loss per share	12 Months Ended
Dec. 31, 2022
Basic and diluted loss per share
Basic and diluted loss per share
22.	Basic and diluted loss per share:

	December 31,	December 31,	December 31,
	2022	2021	2020
Net loss attributable to the common shareholders of:
Greenbrook TMS	$(61,726,474)	$(24,751,487)	$(29,663,540)

Weighted average common shares outstanding:
Basic and diluted	23,235,655	15,423,870	12,799,876

Loss per share:
Basic and diluted	$(2.66)	$(1.60)	$(2.32)

For the year ended December 31, 2022, the effect of 764,667 options (December 31, 2021 – 897,500; December 31, 2020 – 736,500), 51,307 lender warrants (December 31, 2021 – 51,307; December 31, 2020 – 51,307) and nil broker warrants (December 31, 2021 – nil; December 31, 2020 – 112,909) have been excluded from the diluted calculation because this effect would be anti-dilutive.